UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2017

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2017

Table of Contents

Shareholder Letter	1
Boston Common International Fund
Investment Outlook	4
Management’s Discussion of Fund Performance	6
Country Allocation	8
Performance Chart	9
Schedule of Investments	10
Boston Common U.S. Equity Fund
Investment Outlook	12
Management’s Discussion of Fund Performance	14
Sector Allocation	16
Performance Chart	17
Schedule of Investments	18
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Change in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Expense Examples	37
Trustees and Executive Officers	39
Approval of Investment Advisory Agreement	43
Federal Tax Information	47
Additional Information	49
Privacy Notice	Inside Back Cover

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share our 2017 annual report with you. Enclosed, we address economic and market developments, our strategies in the U.S. and international portfolios, and our recently published engagement results report, Achieving Impact in Public Equities.

A decade after the global financial crisis, we are seeing synchronized growth across the globe.  In the developed world, and most notably the U.S., this has been supported by unprecedented monetary stimulus and asset appreciation. Thus far, inflation has been modest, interest rates low, and corporate earnings strong. And although several new risks have emerged on the geopolitical, ecological (fires and floods), structural (cyber security), and societal (gun violence) fronts, these have not thus far interrupted the steady trajectory of global economic growth.

As we look ahead, investors have a few unusual questions to ponder, pertaining to potential changes in the supportive macro environment.  When and how will monetary policy in the U.S. and elsewhere change?  Who might lead the Federal Reserve Bank at this important inflection point?  Will low unemployment finally lead to long-awaited wage growth and inflation? And will there be changes to fiscal policy through tax reform or infrastructure spending?  Markets will react as the answers unfold. We remain focused on carefully constructing diversified portfolios of strong, sustainable businesses selling at reasonable valuations.

Since our founding, Boston Common has worked to advance our clients’ objectives through environmental, social and governance (ESG) investment and shareowner engagement to create Impact in Public Equities alongside financial return. First, we build diversified, high-quality portfolios that combine financial opportunity, solutions innovation, and ESG strength. As long term investors, we then take the next critical step, creating Impact by using our unique access as shareowners to influence corporate behavior on ESG issues through direct communications, shareholder proposals, and proxy voting. We expect our work will improve the target company’s fundamentals and will, in due course, be reflected in the value of its shares.

This summer we released a comprehensive review of our recent engagement results. The highlights are previewed in the next section. We appreciate your partnership in these efforts.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareowner Engagement

Shareowners in public equities should be more than just disengaged market participants. As investors, our unique access to corporate managements enables us to demand transparency and accountability. We can use this voice more intentionally, to embolden companies to lengthen their planning horizons and manage risk and opportunity for the long-term.

At Boston Common, we engage tenaciously with portfolio companies around the world to help navigate complex issues like climate change and supply chain management. Our team brings the mature voice of experienced investors to the table, as we look to create impact in public equities.

Our first engagement report “Achieving Impact in Public Equities”1 released this past September, highlights our 2016 engagement results on Environmental, Social and Governance (ESG) issues.  We engaged at some level 195 companies, 60% of these engagements being led by Boston Common.  Our engagement efforts led to 44 significant changes or commitments on products, processes or practices with companies.

Creating Impact in Public Equities is a task we approach with intentionality. We know that we must continue to think creatively and boldly to both mitigate long-term risks and contribute to a just, sustainable world. This report shows how we approach this challenge (Figure 1) and highlights several outcomes (Figure 2).  We encourage you to access this publication; and thank you for joining us in our Pursuit of Financial Return & Social Change.

Figure One: Our Engagement Framework

Our experienced team combines investment-grade financial acumen, with a deep understanding of corporate sustainability issues. We have meaningfully improved corporate practices in the U.S. and abroad through:

•	Sustained dialogue with senior management;

•	Supporting the widespread adoption of industry-specific best practices;

•	Creation of standards and metrics to measure sustainability; and

•	Effective use of proxy voting and shareholder resolutions.

Our environmental, social and governance focus areas for the coming year will remain similar to those in 2016. We will continue to seek sustainable energy and water use, more responsible financial institutions, greater implementation of sustainability governance at all major companies, more attention to human rights, diversity and supply chain concerns.

[1]	https://www.bostoncommonasset.com/Membership/Apps/ICCMSViewReport_Input_App.ashx?IX_OB=None&IX_mId=18&IX_RD=Y&ObjectId=2265567

BOSTON COMMON FUNDS

With the U.S. pulling out of the Paris Agreement, and the potential roll back of corporate regulation on environmental and human rights issues, it is more important than ever for engaged investors to make the case for responsible corporate practices.

Figure Two: Key Global Impacts in 2016

•	Over 23 out of the 28 of the world’s largest banks now have policies to enhance due diligence for carbon intensive sectors, and to increase funding for renewable energy.

•	Fashion retailer VF Corp (owners of Timberland and Wrangler), conducted its first water risk assessment covering 75% of its supply chain and prioritizes water conservation in China and India.

•
PepsiCo adopted new global reformulation goals to reduce salt, sugar, saturated fat and transfat, one of 22 companies to improve management of obesity and/or under-nutrition issues following assessment by the Access to Nutrition Index.

•
A $1.7 trillion investor coalition led by Boston Common united in a joint call to action directed at 17 banks financing the Dakota Access Pipeline, including directly engaging the impacted indigenous tribe.

•
Google, Microsoft, and Samsung under the Electronic Industry Citizenship Coalition’s new Raw Materials Sourcing Initiative joined 22 other companies to ensure the mining of cobalt does not involve child labor or contravene other environmental and social red lines.

•	Mitsubishi UFJ Financial Group, Standard Chartered and PNC Financial adopted better guidance and/or assessment criteria with clients that risk the world’s ability to achieve the Paris Agreement goals.

•	Statoil sold off its oil sands operations in Canada.

•	Air Liquide, BMW, and National Grid reported steps to improve operational energy efficiency including energy and water use, emissions and waste.

•
Leading U.S. pharmacist CVS Health added 100 chemicals of concern to its Restricted Substances List for its CVS brand products.  In April 2017, CVS announced its intention to remove all parabens, phthalates and the most prevalent formaldehyde donors across nearly 600 beauty and personal care products by the end of 2019.

BOSTON COMMON INTERNATIONAL FUND

Investment Outlook

The world’s twenty largest economies are all expected to display solid growth over the next year, creating the conditions for a synchronized global expansion.  Europe is experiencing a broad-based recovery and key elections this year have brought political stability.  Japan is also enjoying a pick-up in Gross Domestic Product (GDP) growth.  In both places, inflation is quite low and central banks remain accommodating, helping to form a favorable fundamental backdrop. Emerging Markets (EM) account for an increasing share of global GDP and have played a key role in upgrading world output to a five-year high.

In Europe, economic optimism abounds; manufacturers’ surveys are near a 10-year high and consumers are more confident than at any time since 2001. Despite rising demand and tightening labor markets, inflation looks likely to remain subdued and the European Central Bank has patiently maintained supportive policies.  The European banking system also looks healthier after a long period of fragility. For several years Eurozone banks have been selling assets, raising capital, and cutting costs. Stronger financial institutions should offer access to credit that will enable households and companies to make productive capital expenditures.

With a favorable view of profit growth and valuation, we maintain an overweight to Europe ex. UK, continuing to focus on environmental solutions providers as well as companies with sustainable corporate practices.  In the past six months, we added Dutch bank ING Groep. After divesting its insurance and other businesses, ING is focused on retail and commercial banking in the Netherlands, Belgium, and Germany. The group has a solid balance sheet that positions it to potentially benefit from rising loan demand and higher interest rates in the Eurozone and is an ESG leader among European banks. We also bought Umicore, a Belgian specialty chemical company that is the world’s largest recycler of precious and valuable metals, a top-three manufacturer of catalytic converters, and has a rapidly expanding energy and surface technologies business. Umicore’s expertise and leading position in cathode technology should generate substantial value as lithium-ion batteries proliferate to power electric vehicles and to store renewable energy.

Japan’s economy has been experiencing solid growth as business sentiment recently reached a ten year high. With the unemployment rate at 2.8%, full employment has not produced wage pressure as an aging workforce, a structural shift to lower-paid temporary and female workers, and ingrained expectations of stable prices have kept wages flat over the past 20 years.  The Bank of Japan’s (“BOJ”) determination to promote inflation will likely lead to looser monetary policy compared to Europe and the U.S. We are encouraged by the BOJ’s efforts to revive inflation and as Japan’s expansionary monetary policy continues to diverge from other developed countries now moving towards normalization, we expect the Yen will weaken and aid the country’s export-led growth efforts.

BOSTON COMMON INTERNATIONAL FUND

Prime Minister Abe performed well in October’s general election, winning a new four-year term.  A fresh mandate for his set of aggressive, pro-growth policies should help build on the current momentum in Japan, including incremental attention to the rights of minority shareholders.  We currently have more exposure to Japan than at any point in the past seven years, although we remain underweight.  We have been adding to those Japanese companies with sustainable growth drivers and progressive management teams, such as Daikin and Orix.  Air conditioning manufacturer Daikin’s valuation looks attractive for a global leader benefiting from demand for more energy efficient air conditioning in developed and emerging markets.  Financial services provider Orix has exhibited improving profitability and innovative efforts to finance renewable energy projects.  Orix may move to a more shareholder-friendly approach to capital management and the stock’s dividend yield looks attractive.

Investor sentiment has improved for Asia Pacific & Emerging Markets. In June, Australia reported its 26th consecutive year without a recession, surpassing the record held by the Netherlands that ended in 2008. Australia’s impressive achievement is owed partially to a booming demand for commodities driven by China’s industrial development. Commodity-oriented countries Brazil and Russia have experienced the most pronounced turnarounds, while China and India have been the fastest growing large EM countries.  Indian growth recently moderated after the country instituted two major reforms: demonetization and sales tax centralization.  China has recently slowed as it pushes to rebalance its economy from infrastructure and investment to more environmentally benign consumption and services.

In September, China announced a requirement that new energy vehicles (NEVs), mostly battery electric and plug-in hybrid cars, must account for at least 10% of each auto company’s sales by 2019.  Generous subsidies, an aggressive mandate, and improvements in EV performance have driven a nearly seven-fold increase in NEV sales over the past two years.  Global auto makers are responding to the booming Chinese EV market by retooling their product development strategies.

In summary, with aggregate earnings projected to grow 7% and a dividend yield over 2%, international equities, trading at a price-to-earnings ratio of 14.8x, could deliver mid-to-high single-digit returns over the next few years.  Based on our constructive outlook, we have more exposure to cyclical sectors compared to the MSCI EAFE Index.  End-market themes within these areas include proliferating semiconductor content, energy efficient products, green chemicals, the electric vehicle supply chain, and the rising middle class in emerging markets.  Efficiency improvements and shifts in transport should suppress oil demand, and thus we remain cautious on Energy stocks.  In the defensive sectors, we have a preference for healthcare and telecom stocks.  Key risks include geopolitical shocks, backsliding on European integration, protectionism, and long-term demographic headwinds.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2017.

For the twelve months ending September 30, 2017, the Boston Common International Fund (the “Fund”) increased 17.26%.  The MSCI EAFE Index (the “Index”) increased 19.10% over the same time period.

The Fund’s relative performance lagged significantly in November and December of 2016. The Fund struggled amidst the unexpected U.S. election outcome and the subsequent strong, positive price reaction in the international equity markets that focused on the pro-cyclical aspects of expected policy reform: increased infrastructure spending, lighter regulation, and lower taxes. High-quality growth factors (less financial leverage, more stable earnings, and end-market growth) came under pressure while low-quality value stocks appreciated.

Since January, the Fund has experienced solid relative performance. However, it was not enough to close the gap created late last year. A key turning point, Emmanuel Macron’s victory in the French Presidential election, helped boost confidence in Europe’s political stability and refocus investors’ confidence in the strength of the Eurozone’s economic recovery.  The Fund was well positioned for improving economic conditions that favored businesses levered to Europe’s rebound, Japan’s nascent recovery, and expanding consumption in the emerging markets.  For example, Swedish industrial machinery company Atlas Copco, Japanese lens manufacturer Hoya Corp., and Chinese e-commerce giant Alibaba were all among the top performing Fund holdings over the past twelve months.

Regulatory mandates, consumer preferences, and corporate strategies boosted expectations for electric vehicle (EV) penetration and the Fund’s holdings in the EV supply chain experienced a strong rally this year.  Chilean lithium producer Sociedad Quimica y Minera de Chile was the Fund’s best performing holding over the last twelve months. Other solid contributors to the Fund’s returns included Japanese conglomerate Panasonic Corp., a major global supplier of lithium ion batteries, and Belgian cathode manufacturer and metal recycler Umicore.

The Fund’s overweight and stock selection within Technology contributed the most to Fund performance from a sector perspective over the past twelve months, helped by Dutch semiconductor equipment manufacturer ASML and Israeli cyber security company Check Point Software.  During this same time period, stock selection in the Consumer Discretionary sector was the largest detractor from Fund performance, hurt by earnings disappointments from German media company ProSieben Sat.1 and Japanese holdings Shimano, a bike part manufacturer, and Rakuten, an ecommerce company. Teva Pharmaceutical was the largest individual detractor to the Fund’s performance over the last twelve months due to tougher competition and pricing pressures for U.S. generic drugs and has been sold from the portfolio.

BOSTON COMMON INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

Investment grade securities are securities that have been rated as having a relatively low risk of default.

The price-to-earnings ratio is the measure of a company’s stock price to the company’s earnings per share.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2017 (Unaudited)

Country	% of Net Assets*
Japan	20.2%
United Kingdom	12.2%
Germany	8.8%
Netherlands	7.8%
France	7.7%
Switzerland	6.9%
Sweden	4.9%
Denmark	4.0%
Spain	3.9%
Hong Kong	3.0%
Australia	2.9%
Finland	1.8%
Israel	1.8%
Chile	1.6%
South Africa	1.5%
Indonesia	1.5%
Singapore	1.5%
Taiwan	1.5%
Belgium	1.4%
China	1.4%
Republic of Korea	0.9%
Norway	0.9%

*	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2017	Year	Year	Year	(12/29/10)	(9/30/17)
Boston Common
International Fund	17.26%	4.88%	6.89%	4.31%	$132,925
MSCI EAFE® Index	19.10%	5.04%	8.38%	5.66%	$145,016

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares		Value
COMMON STOCKS – 95.7%

Consumer Discretionary – 12.4%
33,750	Bayerische Motoren
	Werke AG	$3,425,411
24,160	Coway Company Ltd.	1,985,947
62,624	JC Decaux SA	2,347,842
171,985	Melia Hotels
	International SA	2,487,581
15,655	Naspers Ltd. –
	Class N	3,384,183
241,900	Panasonic Corp.	3,510,447
15,390	Pandora A/S	1,521,644
78,020	ProSiebenSat.1
	Media SE	2,662,411
265,162	Rakuten, Inc.	2,894,972
22,595	Shimano, Inc.	3,010,089
		27,230,527
Consumer Staples – 6.6%
15	Barry Callebaut AG	22,964
430	Casino Guichard
	Perrachon SA	25,502
52,500	Kao Corp.	3,090,851
33,355	Reckitt Benckiser
	Group PLC	3,047,577
58,600	Shiseido
	Company Ltd.	2,345,299
102,230	Unilever NV – NYRS	6,035,659
		14,567,852
Energy – 3.4%
486,673	Origin Energy Ltd.*	2,866,141
146,529	Repsol SA	2,704,093
93,000	Statoil ASA – ADR	1,868,370
		7,438,604
Financials – 21.2%
606,650	AIA Group Ltd.	4,491,213
147,370	AXA SA	4,455,285
1,459,485	Barclays PLC	3,784,413
560	HSBC Holdings
	PLC – ADR	27,670
217,900	ING Groep NV	4,016,387
88,435	Julius Baer Gruppe AG	5,247,745
48,215	Macquarie Group Ltd.	3,452,003
371,845	Mitsubishi UFJ
	Financial Group, Inc.	2,417,675
254,800	ORIX Corp.	4,113,548
2,924,100	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	3,319,786
75,360	Sampo Oyj – Class A	3,988,364
338,010	Standard
	Chartered PLC(1)	3,360,861
247,825	Svenska Handelsbanken
	AB – Class A	3,744,215
		46,419,165
Health Care – 12.7%
243,350	Astellas Pharma, Inc.	3,097,248
995	GlaxoSmithKline PLC	19,890
94,050	Hoya Corp.	5,086,115
74,955	Koninklijke Philips NV	3,092,624
54,501	Novartis AG – ADR	4,678,911
73,720	Novo Nordisk A/S –
	Class B	3,544,364
159,780	Roche Holding Ltd. –
	ADR	5,112,960
86,847	Smith & Nephew
	PLC – ADR	3,161,231
		27,793,343
Industrials – 13.7%
165,630	Assa Abloy AB	3,792,165
84,285	Atlas Copco AB –
	Class B	3,274,281
54,000	Daikin Industries	5,468,716
73,533	Ferguson PLC	4,824,437
95,010	Gamesa Corporacion
	Tecnologica SA	1,241,356
181,800	Kubota Corp.	3,307,066
9,900	Kubota Corp. – ADR(1)	900,900
5,252	Novus Holdings Ltd	2,517
45,565	Schneider Electric SE	3,967,826
44,215	Spirax-Sarco
	Engineering PLC	3,275,791
		30,055,055
Information Technology – 9.8%
18,035	Alibaba Group
	Holding Ltd. – ADR(1)	3,114,825
23,273	ASML Holding NV –
	NYRS	3,984,337
34,700	Check Point Software
	Technologies Ltd.(1)	3,956,494
5,700	Keyence Corp.	3,031,647

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2017 (Continued)

Shares		Value
COMMON STOCKS – 95.7% (Continued)

Information Technology – 9.8% (Continued)
38,315	SAP SE – ADR	$4,201,240
85,110	Taiwan Semiconductor
	Manufacturing
	Company Ltd. – ADR	3,195,880
		21,484,423
Materials – 7.5%
21,669	Air Liquide SA	2,889,669
62,886	Croda
	International PLC	3,197,627
73,330	Novozymes A/S –
	Class B	3,766,789
61,575	Sociedad Quimica y
	Minera de Chile
	SA – ADR	3,427,264
37,837	Umicore SA	3,132,345
		16,413,694
Real Estate – 1.0%
915,000	Hang Lung
	Properties Ltd.	2,178,451

Telecommunication Services – 5.0%
505,865	BT Group PLC	1,924,051
200,815	Deutsche Telekom AG	3,750,061
43,800	Nippon Telegraph
	& Telephone Corp.	2,006,948
1,207,900	Singapore
	Telecommunications
	Ltd.	3,283,587
		10,964,647
Utilities – 2.4%
251,015	EDP Renovaveis SA	2,137,025
1,494	National Grid PLC	18,504
135,484	Veolia
	Environnement SA	3,130,745
		5,286,274
TOTAL COMMON STOCKS
(Cost $161,171,031)		209,832,035

PREFERRED STOCKS – 2.4%

Consumer Staples – 2.4%
38,265	Henkel AG &
	Company KGaA	5,213,290

TOTAL PREFERRED STOCKS
(Cost $3,233,613)		5,213,290

SHORT-TERM INVESTMENTS – 1.7%

Money Market Funds – 1.7%
3,655,064	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional Class,
	0.897%(2)	3,655,064

TOTAL SHORT-TERM INVESTMENT
(Cost $3,655,064)		3,655,064

TOTAL INVESTMENTS – 99.8%
(Cost $168,059,708)		218,700,389
Other Assets in
Excess of Liabilities – 0.2%		524,145
NET ASSETS – 100.0%		$219,224,534

ADR  American Depositary Receipt
NYRS  New York Registry Shares
(1)	Non-income producing security
(2)	Seven-day yield as of September 30, 2017

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook

Analysts and academics continue to debate whether the economy has now reached a new equilibrium between inflation and unemployment.  Signs of inflationary pressures periodically appear, but overall, inflation readings continue to trend below the Federal Reserve’s 2% target.  The current unemployment rate of 4.3% remains close to all-time lows and job growth remains robust. Despite the many strong signals of a tight labor market, the historical link between unemployment and wage growth has seemingly shown a very weak relationship.  In the past, we have written about the potential sources of this disconnect, ranging from the increased role of technology, global sourcing, diminished collective bargaining, a skills gap, and falling productivity.

Inflation remains a conundrum for the Federal Reserve (the “Fed”). However, it believes inflationary pressures are building as the recovery matures, yet are currently masked by shorter-term, transitory items like low oil prices and telecommunication costs.  In the last two years, the Fed has moved methodically, yet slowly, to reduce the extreme measures put in place to address the deflationary pressures that developed during the past recession. The Fed has helped keep volatility and market jitters under control by being flexible, data-driven, and transparent about its reasoning as it has begun to adjust its strongly supportive stance.  Such inflection points present opportunities for active managers to add value, as we expect company fundamentals and valuation to become more relevant to risk assessment and portfolio returns as the overwhelming effect of monetary stimulus is removed.  As we focus on companies with sustainable growth strategies, ESG leadership, and attractive valuation, we have become more selective in our portfolio holdings.

Over the course of the last six months, we exited several long-term holdings whose relative prospects we found lagging and redirected the funds within the respective sectors. In Health Care, we sold pharmaceutical giant Roche and bought two new names in this sector. Novo Nordisk is a global leader in diabetes therapies. The company’s approach to access to medicine, product quality and safety, and emissions management, particularly in relation to water, makes Novo Nordisk a strong ESG performer. As a Danish biotechnology manufacturer we purchased the “ADRs” (American Depository Receipts) seeing valuations near a 20-year low in its price-to-earnings multiple. We also purchased Danaher Corp., an “old-line” industrial business that has reorganized and remade itself into a healthcare company with strong science & technology franchises. We see compelling value in its ongoing restructuring to improve margins coupled with attractive organic growth prospects.

BOSTON COMMON U.S. EQUITY FUND

We have increased our exposure to Technology as we expect continued revenue and earnings growth from superior capital investment and innovation. As electronic sensors, artificial intelligence and everyday automated conveniences find additional applications, we see increased proliferation in semiconductor content.  We bought semiconductor-equipment manufacturer Applied Materials, following on its strong earnings reports and the expected ongoing strength of the semiconductor cycle. We also added to Oracle when the stock fell following an earnings miss. We believe this should largely be a hiccup as the company successfully transitions its business to the internet cloud.

In Utilities, we added to 8Point3 Energy Partners increasing our direct exposure to clean energy assets. 8Point3 (so named because it takes sunlight about 8.3 minutes to reach Earth!) owns solar energy generation assets and offers shareholders above-average yields from its underlying strong and stable cash flows.  We initiated a position in American Water Works, a leading provider of municipal water and waste water services that should benefit from any advancement in infrastructure spending. While the current dividend is not reflective of this sector’s yield, we see strong growth over the near term. To fund these purchases we sold electric utility National Grid.

Looking forward, we remain constructive about the global economy’s continued growth and the earnings potential for U.S. corporations. Corporate profits appear poised to exceed expectations, as companies benefited from global growth, a lower dollar, and only modest increases in costs. Globalization, automation, and the digital age are examples of longer-term trends that have cut costs and improved corporate efficiency. Over the near term, capacity utilization rates are still below historical standards and wage growth is below expectations. With strong revenue growth, earnings growth can be sustained as margins improve.  Share buybacks continue to contribute to higher earnings per share and any tax cuts that materialize in 2018 could be a further boost to profits.

Most stock markets around the globe, including the U.S., have experienced solid returns this year. We remain positive about near-term prospects for equity markets. While corrections are a healthy part of any bull market and could happen at any time, we remain fully invested. We continue to fine tune our diversified, high-quality portfolio seeking companies that combine financial opportunity, solutions innovation, and ESG strength.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2017.

Over the past twelve months the Boston Common U.S. Equity Fund (the “Fund”) experienced strong absolute returns, rising 15.47%. In relative terms, the Fund lagged the S&P 500® Index (the “Index”) which increased 18.61%.

The Fund’s relative performance lagged significantly in October and November of 2016 impacted by several disappointing earnings reports and the equity markets’ sharp directional change post the U.S. election results. Investors quickly placed a positive spin on the outcome, focusing on the pro-cyclical aspects of expected policy reform: increased infrastructure spending, lighter regulation, and lower taxes. High-quality growth factors (less financial leverage, more stable earnings, and end-market growth) came under pressure while low-quality cyclical stocks appreciated strongly.

Since December, the Fund’s performance has matched the continued advance in the U.S. equity markets. Stock selection within the strongest performing sectors of Technology and Financials was the main driver of positive relative performance. The Fund remains slightly overweight Technology. The top contributor over the last year on a relative basis, Apple, continues to successfully manage its new product cycles.  Strength in Internet and Software & Services industries helped propel other technology holdings over the last year including Microsoft, Check Point Software, and Cognizant. Semiconductor-equipment manufacturer ASML was another of the Fund’s key contributors.

The anticipation of a steeper yield curve has been a positive for many financial companies.  Large banks that have improved their balance sheets since the financial crisis and performed well on this summer’s “stress” tests are now likely to get permission for larger share buy-backs and dividend payouts. This positive environment for bank earnings resulted in strong performances by JP Morgan Chase, PNC Financial, and Fifth Third Bancorp. Morgan Stanley rallied along with brokerage houses.

From an allocation perspective, the Fund’s underweight to the Energy sector was also beneficial. Longer-term we believe efficiency improvements and shifts in transport will suppress oil demand, and thus we remain cautious on Energy stocks.

Over the course of the last twelve months, many of the Fund’s poorest performing holdings were those impacted by earnings disappointments including pharmacy manager and retailer CVS Health and fast casual restaurant Chipotle Mexican Grill. In most cases we believe the specific challenges are shorter-term. In the case of auto parts retailer Advanced Auto Parts, we recently added to the Fund’s holdings, believing their business model can prove more resilient than some to competition from online alternatives. Verizon, the Fund’s worst

BOSTON COMMON U.S. EQUITY FUND

performing holding on a relative basis, was impacted as telecom providers re-introduced unlimited data plans hurting the pricing environment and creating a one-time shock to earnings. The Industrial sector detracted from performance over the course of the last twelve months as the Fund’s holdings did not keep up with the overall strength of this sector. In the last six months, the Consumer Discretionary sector was a particular drag on relative performance as disruption in how individuals purchase entertainment has clouded the near-term outlook for media giant Disney and advertiser/media services companies Interpublic Group and Nielsen Holdings.

The Fund also sold its holdings in Equifax on the announcement of the significant data security breach. We were disappointed by the lack of transparency and poor disclosure on the part of management, understanding that their actions opened the company to both financial and brand equity risk.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

The price-to-earnings ratio is the measure of a company’s stock price to the company’s earnings per share.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.

Cash flow is the total amount of money being transferred into and out of a business, especially as it affects liquidity.

The yield curve is a line that plots the interest rates of fixed income securities against the length of time to maturity.

It is not possible to invest directly in an index.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2017 (Unaudited)

Sector	% of Net Assets*
Information Technology	24.5%
Health Care	15.6%
Financials	12.3%
Consumer Discretionary	10.4%
Consumer Staples	8.1%
Industrials	7.5%
Materials	6.2%
Energy	3.9%
Utilities	3.6%
Real Estate	2.6%
Telecommunication Services	2.5%

*	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2017	Year	Year	Year	(4/30/12)	(9/30/17)
Boston Common
U.S. Equity Fund	15.47%	9.00%	12.21%	11.83%	$183,274
S&P 500® Index	18.61%	10.81%	14.22%	13.89%	$202,366

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares		Value
COMMON STOCKS – 97.2%

Consumer Discretionary – 10.4%
2,675	Advance Auto
	Parts, Inc.	$265,360
715	Chipotle Mexican
	Grill, Inc.(1)	220,098
146	Discovery
	Communications,
	Inc. – Class A(1)	3,108
1,750	Ford Motor Company	20,948
3,930	Home Depot, Inc.	642,791
13,590	The Interpublic Group
	of Companies, Inc.	282,536
3,850	Lowe’s Companies, Inc.	307,769
1,475	Mohawk Industries, Inc.(1)	365,077
255	The Priceline
	Group, Inc.(1)	466,859
3,215	Royal Caribbean
	Cruises Ltd.	381,106
110	VF Corp.	6,993
5,645	Walt Disney Company	556,428
		3,519,073
Consumer Staples – 8.1%
6,650	Colgate-Palmolive
	Company	484,453
2,615	Costco Wholesale Corp.	429,618
3,295	CVS Health Corp.	267,949
5,230	The Estee Lauder
	Companies, Inc. –
	Class A	564,003
9,300	Mondelez International,
	Inc. – Class A	378,138
5,600	PepsiCo, Inc.	624,008
		2,748,169
Energy – 3.9%
130	Apache Corp.	5,954
5,530	Cimarex Energy
	Company	628,595
148	Enbridge, Inc.	6,192
7,065	EOG Resources, Inc.	683,468
		1,324,209
Financials – 12.3%
2,550	Aon PLC	372,555
3,395	CME Group, Inc.	460,634
14,555	Fifth Third Bancorp	407,249
3,545	First Republic Bank	370,311
15,615	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	380,537
11,850	JP Morgan Chase
	& Company	1,131,793
7,490	Morgan Stanley	360,793
3,835	Northern Trust Corp.	352,552
2,360	PNC Financial
	Services Group, Inc.	318,057
		4,154,481
Health Care – 15.6%
7,325	Baxter International, Inc.	459,644
2,030	Biogen, Inc.(1)	635,634
7,130	Bristol-Myers Squibb
	Company	454,466
4,910	Danaher Corp.	421,180
6,090	Gilead Sciences, Inc.	493,412
6,555	Johnson & Johnson	852,215
11,215	Merck & Company, Inc.	718,096
8,485	Novo Nordisk AS – ADR	408,553
925	Regeneron
	Pharmaceuticals, Inc.(1)	413,586
2,040	UnitedHealth Group, Inc.	399,534
100	Zimmer Biomet
	Holdings, Inc.	11,709
		5,268,029
Industrials – 7.5%
2,510	3M Company	526,849
4,665	Carlisle Companies, Inc.	467,853
4,800	Kansas City Southern	521,664
8,830	Nielsen Holdings PLC	366,003
2,152	Snap-on, Inc.	320,670
6,110	Southwest Airlines
	Company	342,038
		2,545,077
Information Technology – 24.5%
9	Alphabet, Inc. –
	Class A(1)	8,764
1,344	Alphabet, Inc. –
	Class C(1)	1,289,044
13,210	Apple, Inc.	2,035,925
11,845	Applied Materials, Inc.	617,006

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017 (Continued)

Shares		Value
COMMON STOCKS – 97.2% (Continued)

Information Technology – 24.5% (Continued)
2,840	ASML Holding
	NV – NYRS	$486,208
5,465	Check Point Software
	Technologies Ltd.(1)	623,119
4,730	Cognizant Technology
	Solutions – Class A	343,114
17,440	Microsoft Corp.	1,299,106
17,415	Oracle Corp.	842,015
6,855	Visa, Inc. – Class A	721,420
		8,265,721
Materials – 6.2%
4,445	Albemarle Corp.	605,898
3,995	AptarGroup, Inc.	344,809
3,200	Ecolab, Inc.	411,552
2,400	International Flavors
	& Fragrances, Inc.	342,984
3,655	PPG Industries, Inc.	397,152
		2,102,395
Real Estate – 2.6%
6,610	Crown Castle
	International
	Corp. – REIT	660,868
1,255	Simon Property Group,
	Inc. – REIT	202,068
		862,936
Telecommunication Services – 2.5%
17,120	Verizon
	Communications, Inc.	847,269
		847,269
Utilities – 3.6%
24,625	8point3 Energy
	Partners LP	370,114
4,110	American Water
	Works Company, Inc.	332,540
11,025	Avangrid, Inc.	522,805
		1,225,459
TOTAL COMMON STOCKS
(Cost $24,089,494)		32,862,818

SHORT-TERM INVESTMENTS – 3.0%

Money Market Funds – 3.0%
1,015,517	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional
	Class, 0.897%(2)	1,015,517

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,015,517)		1,015,517

TOTAL INVESTMENTS – 100.2%
(Cost $25,105,011)		33,878,335
Liabilities in Excess
of Other Assets – (0.2)%		(84,178)
NET ASSETS – 100.0%		$33,794,157

ADR  American Depositary Receipt
NYRS  New York Registry Shares
REIT  Real Estate Investment Trust
(1)	Non-income producing security.
(2)	Seven-day yield as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P®”).  GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2017

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $168,059,708
and $25,105,011, respectively)	$218,700,389	$33,878,335
Receivables:
Fund shares sold	211,950	—
Dividends and interest	615,790	27,122
Prepaid expenses	5,017	9,027
Total assets	219,533,146	33,914,484

LIABILITIES
Payables:
Fund shares redeemed	35,996	53,399
Investment advisory fees, net	159,656	17,452
Custody fees	21,542	2,272
Administration & accounting fees	53,078	15,421
Reports to shareholders	3,856	435
Transfer agent fees	7,793	5,237
Audit fees	22,100	22,022
Chief Compliance Officer fees	2,443	2,440
Trustees fees	1,254	1,116
Other accrued expenses	894	533
Total liabilities	308,612	120,327
NET ASSETS	$219,224,534	$33,794,157

COMPONENTS OF NET ASSETS
Paid-in capital	$180,122,834	$24,128,899
Undistributed net investment income	1,791,135	235,179
Undistributed (accumulated) net
realized gain (loss) on investments	(13,337,574)	656,755
Net unrealized appreciation on investments	50,640,681	8,773,324
Net unrealized appreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	7,458	—
Net assets	$219,224,534	$33,794,157
Net assets value (unlimited shares authorized):
Net assets	$219,224,534	$33,794,157
Shares of beneficial interest issued and outstanding	7,273,119	809,091
Net asset value, offering and
redemption price per share	$30.14	$41.77

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2017

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $541,359 and $2,797, respectively)	$4,741,433	$585,595
Interest	18,741	4,024
Total investment income	4,760,174	589,619
Expenses:
Investment advisory fees	1,779,721	222,042
Administration & accounting fees	209,331	69,877
Custody fees	87,454	8,066
Transfer agent fees	33,901	21,163
Reports to shareholders	15,019	1,745
Professional fees	27,250	27,262
Registration fees	30,038	25,222
Miscellaneous expenses	19,138	8,798
Trustees fees	12,216	11,620
Chief Compliance Officer fees	9,741	9,740
Insurance expense	3,318	2,558
Interest expenses	4,709	307
Total expenses	2,231,836	408,400
Less: fees waived	—	(112,344)
Net expenses	2,231,836	296,056
Net investment income	2,528,338	293,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(622,311)	717,380
Net change in unrealized appreciation/depreciation
of investments and foreign currency	30,361,345	3,316,098
Net realized and unrealized gain on
investments and foreign currency	29,739,034	4,033,478
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$32,267,372	$4,327,041

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,528,338	$2,670,396
Net realized loss on investments
and foreign currency	(622,311)	(5,161,347)
Net change in unrealized appreciation/depreciation
of investments and foreign currency	30,361,345	19,478,201
Net increase in net assets
resulting from operations	32,267,372	16,987,250

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,942,050)	(2,091,961)
Total distributions to shareholders	(2,942,050)	(2,091,961)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions (a)	(5,432,720)	952,156

Total increase in net assets	23,892,602	15,847,445

NET ASSETS
Beginning of year	195,331,932	179,484,487
End of year	$219,224,534	$195,331,932
Undistributed net investment income	$1,791,135	$2,169,308

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,978,804	$53,543,284	1,998,968	$49,579,070
Shares issued to holders
in reinvestment
of distributions	87,167	2,130,364	62,730	1,570,754
Shares redeemed (b)	(2,270,733)	(61,106,368)	(2,010,825)	(50,197,668)
Net increase (decrease)	(204,762)	$(5,432,720)	50,873	$952,156
Beginning shares	7,477,881		7,427,008
Ending shares	7,273,119		7,477,881

(b)	Net of redemption fees of $1,311 and $6,262, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$293,563	$249,445
Net realized gain on investments
and foreign currency	717,380	323,876
Net change in unrealized appreciation/depreciation
of investments and foreign currency	3,316,098	3,646,839
Net increase in net assets
resulting from operations	4,327,041	4,220,160

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(224,180)	(246,264)
From net realized gain	(272,713)	(6,625)
Total distributions to shareholders	(496,893)	(252,889)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions (a)	3,481,581	(4,233,119)

Total increase (decrease) in net assets	7,311,729	(265,848)

NET ASSETS
Beginning of year	26,482,428	26,748,276
End of year	$33,794,157	$26,482,428
Undistributed net investment income	$235,179	$167,997

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Amount	Shares	Amount
Shares sold	131,106	$5,090,731	129,025	$4,428,876
Shares issued to holders
in reinvestment
of distributions	12,123	446,872	6,683	229,429
Shares redeemed (b)	(52,781)	(2,056,022)	(247,523)	(8,891,424)
Net increase (decrease)	90,448	$3,481,581	(111,815)	$(4,233,119)
Beginning shares	718,643		830,458
Ending shares	809,091		718,643

(b)	Net of redemption fees of $1,017 and $8,139, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$26.12	$24.17	$27.86	$28.03	$23.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.35	0.31	0.69	0.36
Net realized and
unrealized gain (loss)
on investments	4.07	1.88	(3.01)	(0.21)	4.12
Total from investment
operations	4.42	2.23	(2.70)	0.48	4.48

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.40)	(0.28)	(0.52)	(0.49)	(0.18)
Distributions from
net realized gain	—	—	(0.47)	(0.16)	—
Total distributions	(0.40)	(0.28)	(0.99)	(0.65)	(0.18)
Paid-in capital
from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$30.14	$26.12	$24.17	$27.86	$28.03
Total return	17.26%	9.26%	(9.96)%	1.65%	18.99%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$219,225	$195,332	$179,484	$205,335	$167,692
Ratios to average net assets:
Expenses before fees
waived/recouped	1.13%	1.12%	1.12%	1.09%	1.18%
Expenses after fees
waived/recouped	1.13%	1.12%	1.12%	1.17%	1.24%
Net investment
income before fees
waived/recouped	1.28%	1.40%	1.14%	2.46%	1.46%
Net investment
income after fees
waived/recouped	1.28%	1.40%	1.14%	2.38%	1.40%
Portfolio turnover rate	33%	32%	31%	24%	24%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$36.85	$32.21	$33.88	$30.13	$25.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.38	0.29	0.28	0.34	0.26
Net realized and
unrealized gain (loss)
on investments	5.23	4.65	(1.18)	4.62	4.26
Net increase (decrease)
in net assets resulting
from operations	5.61	4.94	(0.90)	4.96	4.52

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.31)	(0.29)	(0.27)	(0.23)	(0.12)
Distributions from net
realized gain	(0.38)	(0.01)	(0.50)	(0.98)	(0.03)
Total distributions	(0.69)	(0.30)	(0.77)	(1.21)	(0.15)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	—	—	—
Net asset value,
end of year	$41.77	$36.85	$32.21	$33.88	$30.13
Total return	15.47%	15.41%	(2.81)%	16.73%	17.65%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$33,794	$26,482	$26,748	$23,008	$10,920
Ratios to average net assets:
Expenses before
fees waived	1.38%	1.35%	1.39%	1.65%	3.09%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment
income (loss) before
fees waived	0.61%	0.49%	0.42%	0.39%	(1.14)%
Net investment income
after fees waived	0.99%	0.84%	0.81%	1.04%	0.95%
Portfolio turnover rate	22%	29%	26%	21%	26%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017

NOTE 1 – ORGANIZATION

The Boston Common International Fund (the “International Fund”) and the Boston Common U.S. Equity Fund (the “U.S. Equity Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open- end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017. See the Schedules of Investments for sector breakouts.
International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer
Discretionary	$—	$27,230,527	$—	$27,230,527
Consumer Staples	6,035,659	8,532,193	—	14,567,852
Energy	1,868,370	5,570,234	—	7,438,604
Financials	27,670	46,391,495	—	46,419,165
Health Care	12,953,101	14,840,242	—	27,793,343
Industrials	900,900	29,154,155	—	30,055,055
Information
Technology	18,452,776	3,031,647	—	21,484,423
Materials	3,427,265	12,986,429	—	16,413,694
Real Estate	—	2,178,451	—	2,178,451
Telecommunication
Services	—	10,964,647	—	10,964,647
Utilities	—	5,286,274	—	5,286,274
Total Common Stocks	43,665,741	166,166,294	—	209,832,035
Preferred Stocks	—	5,213,290	—	5,213,290
Short-Term
Investments	3,655,064	—	—	3,655,064
Total Investments
in Securities	$47,320,805	$171,379,584	$—	$218,700,389

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2017. It is the International Fund’s policy to recognize transfers at the end of each reporting period.
U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,862,818	$—	$—	$32,862,818
Short-Term
Investments	1,015,517	—	—	1,015,517
Total Investments
in Securities	$33,878,335	$—	$—	$33,878,335

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2017. It is the U.S. Equity Fund’s policy to recognize transfers at the end of each reporting period.

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The U.S. Equity Fund may invest, at the time of purchase, up to 10% of the U.S. Equity Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the U.S. Equity Fund’s exposure to certain selected securities. The U.S. Equity Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the U.S. Equity Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the U.S. Equity Fund’s participation in a market advance. During the year ended September 30, 2017, the U.S. Equity Fund did not invest in options.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2017, the Funds had no post-October losses. At September 30, 2017, the International Fund had total capital loss carryforwards of $12,238,978, which consisted of short-term capital loss carryforwards of $3,917,056 and long-term capital loss carryforwards of $8,321,922. At September 30, 2017, the U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2017, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2017, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, the following adjustments were made(a):

	Undistributed	Accumulated
	(Accumulated)	Net Realized
	Net Investment	Loss on	Paid-in
	Income/(Loss)	Investments	Capital
International Fund	$35,539	$(35,539)	$—
U.S. Equity Fund	(2,201)	(75,153)	77,354

(a) These adjustments were primarily due to currency and distribution reclassifications.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Pursuant to the supplement filed with the SEC on November 21, 2017, the International Fund and the U.S Equity Fund will change their names to the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund, respectively, effective January 30, 2018.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.90% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2017, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived and/or expenses absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor,

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval. At September 30, 2017, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $325,452. The Advisor may recapture a portion of the above amount no later than the dates stated below:

U.S. Equity Fund

Date of Expiration	Amount
September 30, 2018	$108,554
September 30, 2019	$104,554
September 30, 2020	$112,344

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. The amount of fees and expenses waived and reimbursed by the Advisor during the year ended September 30, 2017 are disclosed in the Statements of Operations.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended September 30, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank, NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2017, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$64,037,490	$69,164,521
U.S. Equity Fund	$9,064,163	$6,234,464

For the year ended September 30, 2017, there were no purchases or sales of U.S. Government obligations in the Funds.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2017 and the year ended September 30, 2016 were as follows:

	2017	2016
International Fund
Ordinary income	$2,942,050	$2,091,961
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary income	$445,155	$246,624
Long-term capital gain	51,738	6,625

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

International Fund

Cost of Investments	$170,078,924
Gross tax unrealized appreciation	56,741,369
Gross tax unrealized depreciation	(8,119,904)
Net tax unrealized appreciation	48,621,465
Undistributed ordinary income	2,711,755
Undistributed long-term capital gain	—
Total distributable earnings	2,711,755
Other accumulated gain/(loss)	(12,231,520)
Total accumulated gain/(loss)	$39,101,700

U.S. Equity Fund

Cost of Investments	$25,112,914
Gross tax unrealized appreciation	9,205,353
Gross tax unrealized depreciation	(439,932)
Net tax unrealized appreciation	8,765,421
Undistributed ordinary income	217,650
Undistributed long-term capital gain	682,187
Total distributable earnings	899,837
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$9,665,258

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2017, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	7,578,000	—
Average daily loan outstanding	121,882	—
Loan outstanding as of
September 30, 2017	—	—
Average interest rate	3.87%	—

Interest expenses for the year ended September 30, 2017 are disclosed in the Statements of Operations.

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Boston Common International Fund and
  Boston Common U.S. Equity Fund and
  The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2017

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2017 (Unaudited)

As a shareholder of the International Fund and U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/17 – 9/30/17).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is  not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2017 (Unaudited) (Continued)

compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/17	9/30/17	4/1/17 – 9/30/17*
Actual	$1,000.00	$1,125.00	$6.02
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.40	$5.72

*
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 1.13% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/17	9/30/17	4/1/17 – 9/30/17**
Actual	$1,000.00	$1,077.70	$5.21
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

**
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-today operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds
c/o U.S. Bancorp	Trustee	Since	Inc. (business		(34 series),
Fund Services, LLC		May 1991.	consulting); formerly,		PNC Advantage
2020 E. Financial Way			Executive Vice		Funds
Suite 100			President and		(1 series).
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bancorp		Since	Chief Executive Officer,		Foundation.
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate.)

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds
Fund Services, LLC		September	formerly, Senior Vice		(24 series),
2020 E. Financial Way		2011.	President and Chief		Direxion Shares
Suite 100			Financial Officer		ETF Trust
Glendora, CA 91741			(and other positions),		(142 series) and
			U.S. Bancorp Fund		Direxion
			Services, LLC		Insurance Trust.
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds
Fund Services, LLC		May 1991.	President, Investment		(67 series);
2020 E. Financial Way			Company Administration,		Advisory Board
Suite 100			LLC (mutual fund		Member,
Glendora, CA 91741			administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC since
Milwaukee, WI 53202	Money	Term;	August 2004.
	Laundering	Since
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for the Boston Common International Fund and the Boston Common U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term.  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board considered that Boston Common was a socially responsible manager and that it invested in issuers that met its specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Advisor’s ESG criteria and also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Boston Common International Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods ended.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board also considered the performance of the Boston Common International Fund against its broad-based securities market benchmark, noting the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered the Fund’s underperformance compared to the Advisor’s international composite for the one-year, three-year and five-year periods ended March 31, 2017, and the reasons given by the Advisor for that underperformance.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year period and outperformed its peer group median for the three-year period.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund had underperformed its benchmark for the one-year and three-year periods.  The Trustees further considered the Fund’s underperformance compared to the Advisor’s tax-exempt core composite for the one-year and three-year periods ended March 31, 2017, and the reasons given by the Advisor for that underperformance.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund differed from the fees charged by the Advisor to its similarly managed separate account clients due to a number of factors.

For the Boston Common International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”) and noted that the Fund was currently operating below these levels.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board determined to continue to monitor the Fund and its fees and performance during the upcoming year.

For the Boston Common U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and lower than the peer group average, and the net expense ratio was lower than the peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also considered that, with respect to the Boston Common International Fund, the annual expense ratio has declined to a level below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement, was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2017, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Taxes Withheld
Australia	$76,350.77	$—
Belgium	23,406.86	3,511.03
Switzerland	540,132.36	50,850.37
Chile	68,905.26	12,578.25
Germany	533,098.37	59,932.79
Denmark	182,574.64	27,386.19
Spain	368,343.17	35,673.03
Finland	190,832.92	28,624.94
France	453,284.70	67,992.70
Great Britain	606,283.46	—
Hong Kong	155,946.68	—
Indonesia	120,960.71	18,144.11
Israel	50,679.55	7,601.93
Jersey	105,860.25	—
Japan	638,602.84	63,860.28
Korea	97,757.43	16,129.98
Netherlands	413,938.44	62,091.05
Norway	257,677.96	38,651.69
Sweden	192,602.83	28,890.42
Singapore	151,079.37	—
Taiwan	92,127.98	18,425.60
South Africa	6,766.39	1,014.96
	$5,327,212.94	$541,359.32

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2017, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	$0.0000	$0.0105
Belgium	0.0005	0.0032
Switzerland	0.0070	0.0743
Chile	0.0017	0.0095
Germany	0.0082	0.0733
Denmark	0.0038	0.0251
Spain	0.0049	0.0506
Finland	0.0039	0.0262
France	0.0093	0.0623
Great Britain	0.0000	0.0834
Hong Kong	0.0000	0.0214
Indonesia	0.0025	0.0166
Israel	0.0010	0.0070
Jersey	0.0000	0.0146
Japan	0.0088	0.0878
Korea	0.0022	0.0134
Netherlands	0.0085	0.0569
Norway	0.0053	0.0354
Sweden	0.0040	0.0265
Singapore	0.0000	0.0208
Taiwan	0.0025	0.0127
South Africa	0.0001	0.0009

BOSTON COMMON FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

International Fund	0.00%
U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

International Fund	0.00%
U.S. Equity Fund	49.64%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

     Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Boston Common U.S. Equity Fund

	FYE 9/30/2017	9/30/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common International Fund

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2017

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 6, 2017

* Print the name and title of each signing officer under his or her signature.